       34                                                     EXHIBIT 32.2

         CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO 18 U.S.C.
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SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
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                                     2002
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      In connection with the Quarterly Report of Franklin Electric Co., Inc.
(the "Company") on Form 10-Q for the third quarter ending October 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas J. Strupp, Vice President and Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 3, 2005
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      /s/ Thomas J. Strupp
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       Thomas J. Strupp
       Vice President and Chief Financial Officer and Secretary
       Franklin Electric Co., Inc.


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